Business Combinations	12 Months Ended
Jun. 30, 2022
Business combinations [Abstract]
Business Combinations	Business Combinations

Accounting Policy

A business combination is a transaction or event in which an acquirer obtains control of one or more businesses and is accounted for using the acquisition method. The total consideration paid for the acquisition is the aggregate of the fair values of assets acquired, liabilities assumed, and equity instruments issued in exchange for control of the acquiree at the acquisition date. The acquisition date is the date when the Company obtains control of the acquiree. The identifiable assets acquired and liabilities assumed are recognized at their acquisition date fair values, except for deferred taxes and share-based payment awards where IFRS provides exceptions to recording the amounts at fair value. Goodwill represents the difference between total consideration paid and the fair value of the net identifiable assets acquired. Acquisition costs incurred are expensed through the statement of comprehensive loss.

Contingent consideration is measured at its acquisition date fair value and is included as part of the consideration transferred in a business combination, subject to the applicable terms and conditions. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Contingent consideration that is classified as an asset or a liability is remeasured at subsequent reporting dates in accordance with IFRS 9 Financial Instruments with the corresponding gain or loss recognized in profit or loss.

Based on the facts and circumstances that existed at the acquisition date, management will perform a valuation analysis to allocate the purchase price based on the fair values of the identifiable assets acquired and liabilities assumed on the acquisition date. Management has one year from the acquisition date to confirm and finalize the facts and circumstances that support the finalized fair value analysis and related purchase price allocation. Until such time, these values are provisionally reported and are subject to change. Changes to fair values and allocations are retrospectively adjusted in subsequent periods.

In determining the fair value of all identifiable assets acquired and liabilities assumed, the most significant estimates generally relate to contingent consideration and intangible assets. Management exercises judgment in estimating the probability and timing of when earn-out milestones are expected to be achieved, which is used as the basis for estimating fair value. Identified intangible assets are fair valued using appropriate valuation techniques which are generally based on a forecast of the total expected future net cash flows of the acquiree. Valuations are highly dependent on the inputs used and assumptions made by management regarding the future performance of these assets and any changes in the discount rate applied.

Acquisitions that do not meet the definition of a business combination are accounted for as asset acquisitions. Consideration paid for an asset acquisition is allocated to the individual identifiable assets acquired and liabilities assumed based on their relative fair values. Asset acquisitions do not give rise to goodwill.

Thrive Cannabis (“Thrive”)

On May 5, 2022, the Company acquired TerraFarma Inc. (parent company of Thrive), a Canadian company based in Ontario specialized in the sale of innovative premium cannabis products including dried flower, pre-rolls, vapour products and concentrates.

The Company acquired all of the issued and outstanding shares of TerraFarma Inc. for an aggregate initial consideration of $63.3 million consisting of $27.0 million paid in cash, $9.2 million through the issuance of 2,467,421 Common Shares, $9.7 million for earned milestones issuable in Common Shares and $3.0 million withheld as an indemnity holdback payable in cash or shares, or a combination of both, at the Company’s discretion. On July 7, 2022, the Company issued 2,614,995 Common Shares for the $9.7 million of equity consideration relating to earned milestones known at the time of the acquisition.

Additional consideration of up to $14.4 million in potential earnout amounts is payable in cash, Common Shares or a combination of both, at the election of the Company, subject to Thrive achieving certain revenue targets within two years of closing the transaction.

Total consideration
Cash paid	26,983
Common shares issued	9,230
Common shares issuable	9,683
Indemnity holdback	3,000
Contingent consideration	14,371
63,267

Net identifiable assets acquired (liabilities assumed)
Cash	2,513
Accounts receivables	3,713
Biological assets	232
Inventories	10,441
Prepaid expenses and deposits	151
Investments in associates	1,156
Property, plant equipment	10,453
Intangible assets
Permits and licenses	6,100
Brand	10,800
45,559

Accounts payable and accruals	5,831
Deferred tax liability	2,862
8,693

Provisional purchase price allocation
Net identifiable assets acquired	36,866
Goodwill	26,401
63,267

Net cash outflows
Cash consideration paid	(26,983)
Cash acquired	2,513
(24,470)

Goodwill arising from the acquisition represents expected synergies, future income and growth, and other intangibles that do not qualify for separate recognition. The goodwill arising on this acquisition is expected to be fully deductible for tax purposes. During the year ended June 30, 2022, the Company recognized an impairment loss on goodwill of $26.4 million (Note 15).
Management continues to gather relevant information that existed at the acquisition date to determine the fair value of the net identifiable assets acquired and liabilities assumed. As such the initial purchase price was provisionally allocated based on the Company’s estimated fair value of the identifiable assets acquired and the liabilities assumed on the acquisition date. The values assigned are, therefore, preliminary and subject to change. Management continues to refine and finalize its purchase price allocation for the fair value of identifiable intangible assets and the allocation of goodwill.

For the year ended June 30, 2022, Thrive accounted for $1.4 million in revenue and $3.2 million in net loss since the May 5, 2022 acquisition date. If the acquisition had been completed on July 1, 2021, the Company estimates it would have recorded an increase of $10.3 million in revenue and an increase of $22.1 million in net loss for the year ended June 30, 2022.